Forward-Looking Statements

Family of Companies – Financial Reporting

3,860 Employees 18 Companies 20 Manufacturing Plants Plus 12 Sales/Service Facilities Company Statistics as of December 31st 2012

Facilities Located Around the World 1 Belo Horizonte 1 Johannesburg Sumner Park 1 1 Hameln Tacoma Eugene Riverside Albuquerque 1 2 1 1 Yankton Sterling 1 Prairie du Chien 1 Thornbury Mequon 1 Solon 1 Loudon Chattanooga Orlando 1 7 1 1 Enid 1 1

2.8 Million Sq. Ft. Under Roof (Office/Mfg.) Over 200 Products Products Delivered To All 50 States Products Delivered To Over 150 Countries Company Statistics as of December 31st 2012

Management Succession Present Future J. Don Brock Chairman, CEO Chairman W. Norman Smith President, COO Vice Chairman Benjamin G. Brock Group VP – Asphalt CEO, President Richard J. Dorris Group VP – Energy COO, EVP

Dividends Acquisitions Still A High Priority Though Acquisitive, Excess Cash Has Been Generated Provide a Tangible Return of Value to Shareholders

Our Business Model Operate Decentralized • Leverage Purchasing Power • Share Best Practices

Our Strategy In good times, we invest and grow our facilities and equipment. Over the last six years we have invested $150,000,000 in new equipment and facilities.

Our Strategy We have announced five acquisitions in the last six years.

Peterson Pacific, Corp. Eugene, OR • Whole Tree Chippers & Debarkers • 190 Employees

Dillman Equipment, Inc. Prairie du Chien, Wisconsin • Asphalt Plants • 100 Employees

Astec Australia, Pty Ltd. Brisbane, Australia • Represents 10 Astec Comp. in AU & NZ • 45 Employees

Astec Mobile Machinery GmbH Hameln, Germany • Sell Products for Roadtec & Carlson • 13 Employees

GEFCO, Inc. Enid, OK • Oil Drilling & Water Well Drilling • 212 Employees

2006 2004 2005 2006 2007 Historical Highlights Adjusted to reflect continuing operations and unusual items (in Millions, except for percentage and EPS data) FY FY FY FY 2008 2009 2010 2011 2012 Net Sales $891 $698 $737 $908 $936 Growth% 9% -27% 5% 23% 3% GM% 23.7% 21.0% 23.7% 23.2% 22.1% Net Income $63 $3 $32 $40 $40 Diluted EPS $2.80 $0.14 $1.42 $1.74 $1.74

Operating Segments FY 2012

Divestitures

Divestitures

Parts Sales Adjusted to reflect continuing operations (In Millions) % of Year End Sales 183 165 186 220 21% 24% 25% 24% 26%

International Sales Adjusted to reflect continuing operations (In Millions) 319 36% 252 36% 275 37% 365 40% % of Year End Sales

Backlog Year-end Backlogs (In Millions)

Our End Markets Infrastructure Mining Energy

Industries Served

Industries Served

Industries Served

Infrastructure Dam Project in Turkey Telsmith/KPI-JCI Crushing plant consisting of two (2) lines with 450 mtph per line

Infrastructure Tilcon Quarry – New Jersey Module Cone Crusher Station Three (3) cones combined 1,300 HP, fully automated

Infrastructure Highly Portable Crushing Plant 500 Tons Per Hour Equipment consists of: Cone and Screen from JCI High-Frequency Screen from AMS Jaw Crusher and Screens from KPI

Infrastructure Track Mounted Crusher For Lower Volume Operations First built in 2001, now 40% of equipment sales for KPI Hand held remote control for all functions

Infrastructure Relocatable Asphalt Plant

Infrastructure NEW PLANT DESIGN FOR AUSTRALIA TRANSPORT Gorgon natural gas project, largest in Australia will start producing mid-2014. One of the world’s largest natural gas projects. Very environmentally restrictive location.

Infrastructure Training of Customer Technicians

Infrastructure Portable Concrete Plant

Infrastructure Recycling Materials with Roadtec Milling Machine

Infrastructure Roadtec Shuttle Buggy SB 2500e Feeding Two Pavers

Infrastructure Asphalt Paver RP-190

Infrastructure NEW PRODUCT Soil Stabilizer used to mix lime with soil to improve stability

Mining Modular Cone Crushing Station

Mining Rockbreaker System Mining application in Africa

Mining Osborn Rotary Coal Breaker Station Angelo Coal Johannesburg, South Africa Unit Separates the coal from the aggregate before processing

Mining Modular Jaw Crushing Station High calcium limestone mine that supplies the material for steel and power plant throughout the Great Lakes region.

Mining Telsmith 400 HP Cone Crusher and JCI Screen working in a gold mine in Mexico

Mining Inclined Vibrating Screen at high calcium limestone mine in Upper Peninsula of Michigan.

Mining Underground Morton Salt facility in Canada. Scaler works the roof and side walls scaling the surface for any loose material prior to allowing mine workers in the area...a must for safer mine operations.

Mining NEW PRODUCT Portable K500 Cone Crusher

Energy Portable Frac Water Heater

Energy Rotary Table Drilling Rig

Energy – Keeping Energy Related Products Rack and Pinion Rig for Shallow or Deep Wells

Energy – Keeping Energy Related Products Mobile Pump Unit for Purging After Fracking of Oil and Gas Wells

Energy Mobile Drilling Unit

Energy Drilling of Geothermal Wells

Energy Chevron Oil Refinery in Angola

Energy Heater Used in Natural Gas Processing

Energy Industrial Water Heater

Energy Prototype Wood Pellet Plant 5 Tons Per Hour Capacity

Energy Wood Pellets – Used by European power plants to meet Renewable Fuels Standards

Energy Test Firing of Wood Burner

Energy -Land clearing for a pipeline- -Material used for boiler fuel-

Energy Recycling used wood pallets into animal bedding

Where We Are Today Infrastructure 60% Mining & Other 20% Energy 20% Domestic 61% International 39%

Infrastructure 40% Mining 30% Energy 30% Domestic 50% International 50% Next 3 to 5 Years – Product Mix

Modest Growth Focus on Margin Improvement Increase Presence in Energy Sector Expand in Mining Sector Increase Sales Volume of New Products Grow International Business Continue to Increase Parts Sales Continue to be Acquisitive Objectives for 2013

Our Goal Over the Next Five Years Grow Organically (on average) 10% per year Acquire Additional Companies 5% per year Equaling a Combined Growth of 15% per year Doubling Our Size Over the Next Five Years

Corporate Headquarters: 1725 Shepherd Road Chattanooga, Tennessee 37421 USA Tel. 423.899.5898 Fax 423.899.4456 www.astecindustries.com

ASTEC INDUSTRIES, INC.

ENERGY













INFRASTRUCTURE

MINING







ASTE
NASDAQ
LISTED

Forward-Looking Statements

This presentation and discussion may contain forward-looking statements regarding the future performance of the Company, including representations about the Company's future financial performance, market conditions, the long-term growth prospects of the Company and its markets, opportunities for market share gains and acquisitions and performance of companies in Astec's markets. These forward-looking statements reflect management's beliefs and assumptions. They are not guarantees of performance and are therefore subject to risks and uncertainties. The information in this presentation is not an update or reaffirmation of previously disclosed information. Future events and actual results could differ materially from those expressed in or implied by the forward-looking statements. Factors that could cause future events or actual results to differ materially from the Company's expectations include uncertainty in the economy, rising oil and liquid asphalt prices, rising interest rates, changes in highway funding availability, the timing of large contracts, production capacity, changes in size and mix of backlog, seasonality and cyclicality in operating results, seasonality of sales volumes, demand for the Company's products, competitive activity and those other factors listed from time to time in the Company's reports filed with the SEC.

Family of Companies - Financial Reporting

Aggregate and Mining Group

TELSMITH
Mequon, Wisconsin USA

OSBORN
Johannesburg, South Africa

BTI
Ontario, Canada
Solon, Ohio USA
Riverside, California USA

KPI-JCI ASTEC COMPANIES
Yankton, South Dakota USA
Eugene, Oregon USA

ASTEC MOBILE SCREENS
Sterling, Illinois USA

Astec do Brasil Fabricação de Equipamentos Ltda.
Minas Gerais, Brazil

Asphalt Group

ASTEC
Chattanooga, Tennessee USA

DILLMAN
Prairie du Chien, Wisconsin USA

HEATEC
Chattanooga, Tennessee USA

CEI ENTERPRISES
Albuquerque, New Mexico USA

Mobile Asphalt Paving Group

ROADTEC
Chattanooga, Tennessee USA

CARLSON
Tacoma, Washington USA

ASTEC MOBILE MACHINERY GmbH
Hameln, Germany

Underground Group

ASTEC UNDERGROUND
Loudon, Tennessee USA

GEFCO
Enid, Oklahoma USA

Other Group

ASTEC AUSTRALIA
Brisbane, Australia

Peterson an Astec Industries Co.
Eugene, Oregon USA

Company Statistics as of December 31st 2012



3,860 Employees

18 Companies

20 Manufacturing Plants Plus
12 Sales/Service Facilities

Facilities Located Around the World


Prairie du Chien 1
Thornbury 1
Mequon 1
Solon 1
Tacoma 1
Eugene 2
Loudon 1
Chattanooga 7
Riverside 1
Orlando 1
1 Albuquerque
Enid 1
1 Yankton
1 Sterling
Hameln 1
1 Belo Horizonte
1 Johannesburg
1 Sumner Park

Company Statistics as of December 31st 2012


2.8 Million Sq. Ft. Under Roof (Office/Mfg.)
Products Delivered To All 50 States
Over 200 Products
Products Delivered To Over 150 Countries

Management Succession

	Present	Future
J. Don Brock	Chairman, CEO	Chairman
W. Norman Smith	President, COO	Vice Chairman
Benjamin G. Brock	Group VP - Asphalt	CEO, President
Richard J. Dorris	Group VP - Energy	COO, EVP

Dividends

- Acquisitions Still A High Priority
- Though Acquisitive, Excess Cash Has Been Generated
- Provide a Tangible Return of Value to Shareholders

Our Business Model


WOLF
ROBOTICS

Operate Decentralized • Leverage Purchasing Power • Share Best Practices

Our Strategy



★

In good times, we invest and grow our facilities and equipment.

★

Over the last six years we have invested $150,000,000 in new equipment and facilities.

Our Strategy

★ **We have announced five acquisitions in the last six years.**

DILLMAN
A Division of Astec, Inc.

GEFCO
FAILING • SPEEDSTAR • KING OIL TOOLS
An Astec Industries Company

ASTEC
MOBILE MACHINERY GmbH
An Astec Industries Company

Peterson
an Astec Industries Co.

ASTEC
AUSTRALIA
An Astec Industries Company

Peterson Pacific, Corp.

Eugene, OR
- Whole Tree Chippers & Debarkers
- 190 Employees



Dillman Equipment, Inc.

Prairie du Chien, Wisconsin
- Asphalt Plants
- 100 Employees



Astec Australia, Pty Ltd.

Brisbane, Australia
- Represents 10 Astec Comp. in AU & NZ
- 45 Employees


ASTEC
AUSTRALIA

Astec Mobile Machinery GmbH

Hameln, Germany
- Sell Products for Roadtec & Carlson
- 13 Employees



GEFCO, Inc.



Enid, OK
- Oil Drilling & Water Well Drilling
- 212 Employees

Historical Highlights

Adjusted to reflect continuingoperations and unusualitems
(in Millions, except for percentage and EPS data)



	FY 2008	FY 2009	FY 2010	FY 2011	2012
Net Sales	$891	$698	$737	$908	$936
Growth%	9%	-27%	5%	23%	3%
GM%	23.7%	21.0%	23.7%	23.2%	22.1%
Net Income	$63	$3	$32	$40	$40
Diluted EPS	$2.80	$0.14	$1.42	$1.74	$1.74

Operating Segments FY 2012



Revenues


38%
AGGREGATE AND MINING
25%
ASPHALT
17%
MOBILE ASPHALT PAVING
9%
UNDERGROUND
11%
OTHER

Divestitures



Divestitures



Consolidated Statements of Operations
(In thousands)
(Unaudited)

	Twelve Months Ended December 31			
	2012		2011	
Net sales	$	936,273	$	908,641
Cost of sales		729,334		698,149
Gross profit		206,939		210,492
Selling, general, administrative & engineering expenses		156,843		150,965
Asset impairment charge		-		2,170
Income from operations		50,096		57,357
Interest expense		339		190
Other income, net of expenses		2,928		1,965
Income from continuing operations before income taxes		52,685		59,132
Income taxes on continuing operations		19,096		19,337
Net income from continuing operations		33,589		39,795
Net income attributable to noncontrolling interest		161		102
Net income attributable to controlling interest	$	33,428	$	39,693
Net income (loss) from discontinued operations	$	5,218	$	169
Income tax on discontinued operations	$	1,817	$	(56)
Gain on disposal of discontinued operations (net of tax of $1,979)	$	3,378		-
Net income attributable to controlling interest	$	40,207	$	39,918
Basic	$	1.77	$	1.77
Diluted	$	1.74	$	1.74

Consolidated Balance Sheets
(In thousands)
(Unaudited)

	Dec 31 2012	Dec 31 2011
Assets		
Current assets		
Cash and cash equivalents	$ 80,929	$ 57,505
Receivables, net	89,048	102,060
Inventories	308,622	299,065
Prepaid expenses and other	21,267	26,924
Total current assets	499,866	485,554
Property and equipment, net	182,839	188,018
Other assets	41,860	43,311
Total assets	$ 724,565	$ 716,883
Liabilities and equity		
Current liabilities		
Accounts payable - trade	46,210	55,170
Other accrued liabilities	98,159	98,852
Total current liabilities	144,369	154,022
Other non-current liabilities	32,198	33,678
Total equity	547,998	529,183
Total liabilities and equity	$ 724,565	$ 716,883

Parts Sales

Adjusted to reflect continuing operations (In Millions)

% of Year End Sales



Year End
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$0.00
21%
183
24%
165
25%
186
24%
220
26%
246
2008
2009
2010
2011
2012
Year End

International Sales

Adjusted to reflect continuing operations (In Millions)

% of Year End Sales



Year End
$400.00
$350.00
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$0.00
36%
319
36%
252
37%
275
40%
365
38%
364
2008
2009
2010
2011
2012
Year End

Backlog

Year-end Backlogs (In Millions)


300
250
200
150
100
50
0
2008
2009
2010
2011
2012
Other
Paving
Underground
Aggregate
Asphalt

Our End Markets



Infrastructure
Mining
Energy

Industries Served

Infrastructure

ASTEC
Chattanooga, Tennessee USA

DILLMAN
Prairie du Chien, Wisconsin USA

HEATEC
Chattanooga, Tennessee USA

CEI ENTERPRISES
Albuquerque, New Mexico USA

ROADTEC
Chattanooga, Tennessee USA

CARLSON
Tacoma, Washington USA

Peterson an Astec Industries Co.
Eugene, Oregon USA

ASTEC MOBILE MACHINERY GmbH
Hameln, Germany

ASTEC AUSTRALIA
Brisbane, Australia

GEFCO FAILING • SPEEDSTAR • KING OIL TOOLS
Enid, Oklahoma USA

OSBORN
Johannesburg, South Africa

KPI-JCI ASTEC COMPANIES
Yankton, South Dakota USA
Eugene, Oregon USA

ASTEC MOBILE SCREENS
Sterling, Illinois USA

TELSMITH
Mequon, Wisconsin USA

BTI
Ontario, Canada
Solon, Ohio USA
Riverside, California USA

Industries Served

Mining

TELSMITH
Mequon, Wisconsin USA

OSBORN
Johannesburg, South Africa

ASTEC UNDERGROUND
Loudon, Tennessee USA

ASTEC AUSTRALIA
Brisbane, Australia

BTI
Ontario, Canada
Solon, Ohio USA
Riverside, California USA

ASTEC AGREGADOS E MINERACAO DO BRASIL
Minas Gerais, Brazil

KPI-JCI ASTEC COMPANIES
Yankton, South Dakota USA

ASTEC MOBILE SCREENS
Sterling, Illinois USA

Industries Served

Energy

ASTEC
Chattanooga, Tennessee USA

DILLMAN
Prairie du Chien, Wisconsin USA

HEATEC
Chattanooga, Tennessee USA

CEI ENTERPRISES
Albuquerque, New Mexico USA

ASTEC UNDERGROUND
Loudon, Tennessee USA

GEFCO
FAILING • SPEEDSTAR • KING OIL TOOLS
Enid, Oklahoma USA

ASTEC MOBILE SCREENS
Sterling, Illinois USA

ASTEC AUSTRALIA
Brisbane, Australia

Peterson
an Astec Industries Co.
Eugene, Oregon USA

Infrastructure

Dam Project in Turkey
Telsmith/KPI-JCI

Crushing plant consisting of two (2) lines with 450 mtph per line



Infrastructure

Tilcon Quarry - New Jersey

Module Cone Crusher Station
Three (3) cones combined
1,300 HP, fully automated



Infrastructure

Highly Portable Crushing Plant
500 Tons Per Hour

Equipmentconsists of:
- **Cone and Screen from JCI**
- **High-FrequencyScreen from AMS**
- **Jaw Crusher and Screensfrom KPI**



Infrastructure



Track Mounted Crusher For Lower Volume Operations

- First built in 2001, now 40% of equipmentsales for KPI
- Hand held remote control for all functions

Infrastructure

Relocatable Asphalt Plant


ASTEC
ASTEC

Infrastructure

- **NEW PLANT DESIGN FOR AUSTRALIA TRANSPORT**
- **Gorgon natural gas project, largest in Australia will start producingmid-2014. One of the world's largest natural gas projects.**
- **Very environmentally restrictive location.**



Infrastructure

Training of Customer Technicians



Infrastructure


Portable Concrete Plant

Infrastructure




RX500

Recycling Materials with Roadtec Milling Machine

Infrastructure


ASTEC
ASTEC
ROADTEC
Hameln
BESCHICKERTECHNIK & SERVICE
+49 (0) 5151-78 105-0
www.astec-europa.de
ASTEC
MOBILE MACHINERY GmbH

Roadtec Shuttle Buggy SB 2500e Feeding Two Pavers

Infrastructure


Asphalt Paver RP-190
ROADTEC
RP 190
ROADTEC

Infrastructure

NEW PRODUCT
Soil Stabilizer used to mix lime with soil to improve stability


SX-4e

Mining

Modular Cone Crushing Station



Mining

RockbreakerSystem

Mining application in Africa


TT SERIES
BTI
TT SERIES

Mining

Osborn Rotary Coal Breaker Station

Angelo Coal Johannesburg,South Africa

Unit Separates the coal from the aggregate before processing



Mining

Modular Jaw Crushing Station

High calcium limestone mine that supplies the material for steel and power plant throughoutthe Great Lakes region.



Mining

Telsmith 400 HP Cone Crusher and JCI Screen working in a gold mine in Mexico



TELSMITH

Mining

Inclined Vibrating Screen at high calcium limestone mine in Upper Peninsula of Michigan.



Mining



UndergroundMorton Salt facility in Canada. Scaler works the roof and side walls scaling the surface for any loose material prior to allowing mine workers in the area...a must for safer mine operations.

Mining

NEW PRODUCT
Portable K500 Cone Crusher


KPI-JCI
KPI-JCI

Energy

Portable Frac Water Heater



Energy

Rotary Table Drilling Rig



Rack and Pinion Rig for Shallow or Deep Wells



Mobile Pump Unit for Purging After Fracking of Oil and Gas Wells



Energy

Mobile Drilling Unit



Energy

Drilling of Geothermal Wells



Energy



Chevron Oil Refinery in Angola

Energy

Heater Used in Natural Gas Processing


HEATEC

Energy

Industrial Water Heater



FIRESTORM
HEATEC

Energy

Prototype Wood Pellet Plant
5 Tons Per Hour Capacity



Energy


Wood Pellets - Used by European power plants to meet Renewable Fuels Standards

Test Firing of Wood Burner



Energy

-Land clearing for a pipeline-

-Material used for boiler fuel-



Energy

Recycling used wood pallets into animal bedding


DEERE
Peterson
5710C

Where We Are Today


Energy
20%
Mining & Other
20%
Infrastructure
60%
International
39%
Domestic
61%

Next 3 to 5 Years - Product Mix


Energy 30%
Infrastructure 40%
Mining 30%
International 50%
Domestic 50%

Objectives for 2013

- Modest Growth
- Focus on Margin Improvement
- Increase Presence in Energy Sector
- Expand in Mining Sector
- Increase Sales Volume of New Products
- Grow International Business
- Continue to Increase Parts Sales
- Continue to be Acquisitive



Our Goal Over the Next Five Years

Grow Organically (on average)

10% per year

Acquire Additional Companies

5% per year

Equaling a Combined Growth of

15% per year

Doubling Our Size Over the Next Five Years

ASTEC
INDUSTRIES, INC.

Corporate Headquarters:

1725 Shepherd Road
Chattanooga, Tennessee 37421 USA
Tel. 423.899.5898
Fax 423.899.4456
www.astecindustries.com

ASTE
NASDAQ
LISTED